SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2017

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

CenterState Banks, Inc. (NASDAQ: CSFL) (the “Company”) announced today that effective April 1, 2017, Platinum Bank Holding Company (“PBHC”), a Florida corporation, merged with and into the Company, with the Company as the surviving entity (“Merger”), pursuant to an Agreement and Plan of Merger dated as of October 17, 2016 between the Company and PBHC (the “Merger Agreement”).  Pursuant to the Merger Agreement, PBHC’s shareholders are entitled to receive for each share of PBHC common stock a $7.60 cash payment and 3.7832 shares of Company common stock.   Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger, Platinum Bank, a Florida banking corporation and wholly owned subsidiary of PBHC, merged with and into CenterState Bank of Florida, N.A., a national banking association and wholly owned subsidiary of the Company, with CenterState Bank of Florida, N.A. surviving the merger.

The Company’s acquisition of PBHC does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to the Company’s 8-K filed on October 18, 2016.

Item 7.01	Regulation FD Disclosure.

The Company also announced today that it will release first quarter earnings results on Tuesday, April 25, 2017, after the market closes.  Upon release, investors may access a copy of the Company’s earnings results at the Company’s website at www.centerstatebanks.com and selecting “First Quarter 2017 Earnings Results” under the heading “News Releases.”

The Company will host a conference call on Wednesday, April 26, 2017 at 2:00 p.m. (Eastern Time) to discuss its first quarter 2017 results.  Investors may call in (toll free) by dialing (866) 393-0571 (passcode 2349559); host: Jennifer Idell, CFO).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the link at the Company’s website at www.centerstatebanks.com.

An audio replay of the live webcast is expected to be available by the evening of April 26, 2017 at the Company’s website located in the subsection “Presentations” under the heading “News and Market Data.”

In accordance with General Instruction B.2 of Form 8‑K, the information in Item 7.01 of this Current Report on Form 8‑K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.
(d)	Exhibits
Exhibit 2.1

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Platinum Bank Holding Company, dated as of October 17, 2016 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 18, 2016 and deemed filed).

Exhibit 99.1	Press Release, dated April 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/Jennifer L. Idell
Jennifer L. Idell
Senior Vice President and
Chief Financial Officer

Date: April 3, 2017

Exhibit Index

Exhibit 2.1

Agreement and Plan of Merger by and between CenterState Banks, Inc. and Platinum Bank Holding Company, dated as of October 17, 2016 (incorporated by reference to Exhibit 2.1 to CenterState Banks, Inc. Form 8-K filed on October 18, 2016 and deemed filed).

Exhibit 99.1	Press Release, dated April 3, 2017.